SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2001

Exact Name of Registration as Specified in Charter:

ROAST "N" ROLL RESTAURANTS OF THE PAST, INC.

State of Other Jurisdiction of Incorporation:

NEVADA

Commission File Number: 0-27133

IRS Employer Identification Number: 88-0394012

Address and Telephone Number of Principle Executive Offices:

1700 Hylan Blvd.
Staten Island, New York 10305

(718) 351-4949

Item 4. Changes in Registrant's Certifying Accountant.

Effective August 8, 2001, the Registrant terminated HJ & Associates, LLC ("HJ")which had served as the Registrant's independent accountants, as its auditor, within the meaning of Item 304 (a) (1) (i) of Regulation S-K of the Securities and Exchange Commission. The decision to change accountants was approved by the Board of Directors of the registrant.

On May 14, 2001 the Registrant engaged HJ & Associates, LLC to serves as the registrant's independent accountants and auditors within the meaning of Item 304(a)(1)(i) of Regulation S-K of the Securities and Exchange Commission. Subsequent to engaging HJ as its independent accountants, the Registrant determined that it would be better served by a different independent accountant. On August 20, 2001 the Registrant selected Tanner -Co. to serve as its independent accountants. The Registrant has placed no reliance on any reports issued by HJ and is relying upon reports issued by Tanner -Co. for all financial statements issued. During the period that HJ served as independent accountants, HJ did not consult on any accounting issue, audit scope or procedure nor was there any dispute or disagreement that would have cause it to make reference to the subject matter.

As required by applicable rules of the Securities and Exchange Commission, the Registrant notified HJ that during the two most recent fiscal years, December 31, 1999 and December 31, 2000, and the subsequent period through August 8, 2001, the Registrant was unaware of any disputes between the Registrant and HJ as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of HJ, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports, other than that of the issue of a going concern.

The Registrant requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from HJ with respect to the Registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16.1 to this Form 8-K.

Also on August 20, 2001, the Registrant engaged Tanner -Co. as its new independent accountants following its termination of HJ. The Registrant's Board of Directors has approved the engagement of Tanner  Co. as its independent auditors with respect to the Registrant's fiscal years ending December 31, 2000 and 2001.

During the most recent fiscal year and through August 8, 2001, the Registrant had not consulted with Tanner -Co. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Tanner -Co. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7. Exhibits

Exhibit No. Description Page

16.1 Letter on Change in Accountants 3

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

December 19, 2001.

Roast "N" Roll Restaurants of the Past, Inc.

/s/ Nicholas Bruzzese, Sr.
President and Director

HJ & Associates, LLC
50 South Main Street, Suite 1450

Salt Lake City, Utah 84144

December 19, 2001

Securities & Exchange Commission
Washington, D.C. 20549

Re:            Roast "N" Roll Restaurants of the Past, Inc.
                  File No. 0-27133

Dear Sir or Madam:

We have read Item 4 of the Form 8-K A of Roast "N" Roll Restaurants of the Past, Inc. dated December 29, 2001, and agree with the statements contained therein for the two year period of January 1, 1999 through December 31, 2000 and the subsequent period three August 8, 2001, except for information relating to the engagement of Tanner -Co. and information relating to consultation with Tanner -Co., about which we have no knowledge.

Very truly yours,

/s/ HJ & Associates, LLC